UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2007

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	540.347.2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 15, 2007, the Board of Directors of Fauquier Bankshares, Inc. (the "Company") amended the Company’s By-Laws (the "By-Laws") to permit the Company to issue uncertificated shares. Previously, the By-Laws required that all shares of capital stock of the Company be represented by certificates. The By-Laws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4350(l).

The By-Laws of the Company, as amended and restated, are filed as Exhibit 3.2 to this current report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.2 By-Laws of Fauquier Bankshares, Inc., as Amended and Restated on November 15, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

November 20, 2007	By:	/s/ Eric P. Graap

Name: Eric P. Graap
Title: Executive Vice President and CFO

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Exhibit Index

Exhibit No.	Description

3.2	By-Laws of Fauquier Bankshares, Inc., as Amended and Restated on November 15, 2007